UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8‑K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2018
NRG ENERGY, INC. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001‑15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)
804 Carnegie Center, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)
(609) 524‑4500 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[ ] Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[ ] Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events.

 On December 12, 2018, the Federal Energy Regulatory Commission (FERC) approved the previously announced transaction between NRG and Cleco Corporate Holdings LLC (Cleco). The transaction remains subject to the approval of the Louisiana Public Service Commission (LPSC). NRG does not expect the LPSC to take action regarding the transaction in 2018 and anticipates a decision from the LPSC in the first quarter 2019. The transaction is expected to close as soon as practical following an LPSC approval.

The agreement to sell NRG’s South Central Business to Cleco was first announced on February 7, 2018 following NRG and Cleco entering into a Purchase and Sale Agreement for Cleco to purchase NRG’s South Central business for a total purchase price and cash proceeds of $1.0 billion, subject to certain adjustments.

Cautionary Note Regarding Forward-Looking Information
Certain of the statements included in this Current Report on Form 8-K constitute “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. In particular, they include statements relating to the anticipated timing of the closing of the transaction. These forward-looking statements are subject to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to, the possibility that the closing conditions to the transaction may not be satisfied or waived in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval, as well as factors described from time to time in NRG’s reports filed with the SEC. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. NRG makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

Dated: December 17, 2018

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